EXECUTION VERSION                                                   EXHIBIT 10.2

                                 AMENDMENT NO. 6
                Effective Date of Amendment No. 6: March 1, 2003

This AMENDMENT NO. 6 ("Amendment No. 6") to that certain MSN Search Agreement dated effective as of December 19, 2001 (the "Agreement") is made by and among OVERTURE SERVICES, INC., A DELAWARE CORPORATION ("COMPANY"), and MICROSOFT CORPORATION, A WASHINGTON CORPORATION ("Microsoft").

                                    RECITALS

The parties desire to amend the Agreement on the terms and conditions provided herein; and

The parties desire to amend the Agreement to include the MSN Search Site in Korea.

The parties hereby agree as follows:

                                    AMENDMENT

1.   The parties wish to add Korea as a new market per the below specifications:

         (a) The "MSN Home Page" for Korea will be: http://www.msn.co.kr or as reasonably updated by Microsoft with successor URLs during the Term.

         (b)      The "MSN Search Site" for Korea will be:
                  http://search.msn.co.kr or as reasonably updated by Microsoft with successor URLs during the Term.

         (c) The new market for Korea will commence on the Commercial Launch Date for Korea and end at the end of the Main Period Term. The date of the Commercial Launch Date for Korea shall be mutually agreed to by the parties.

         (d) Overture Korea (as defined below) will make Company's payments to Microsoft for the Korean market in Won.

2.       Section 1.20 will be modified as follows (amendments in italics):

         1.20     "Minimum Queries" means

         (i)      [*] Queries rendering to the URL http://search.msn.com;

         (ii)     [*] Queries rendering to the URL http://search.msn.fr;

         (iii)    [*] Queries rendering to the URL http://search.msn.co.jp; and

         (iv)     [*] Queries rendering to the URL http://search.msn.co.kr.

3. Definition 1.23 ("MSN Home Page") will be deleted in its entirety and replaced with the following (amendments in italics):

         1.23 "MSN Home Page" means the initial MSN Web Pages in the international markets, as shown below. This Agreement may be extended to incorporate other international markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

* Certain information on this page has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

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EXECUTION VERSION

     Region                 Market                   URL(s)
     ------                 ------                   ------
North America               US          http://www.msn.com (English speaking)
                                        http://www.yupimsn.com (Spanish speaking)
                            Canada      http://www.msn.ca (English speaking)
Non-North America           UK          http://www.co.uk
                            Germany     http://www.msn.de
                            France      http://www.msn.fr
                            Japan       http://www.msn.co.jp
                            Korea       http://www.msn.co.kr

4. Definition 1.25 ("MSN Search Site") will be deleted in its entirety and replaced with the following (amendments in italics):

         1.25 "MSN Search Site" means the MSN Search Results Pages in the international markets shown below. This Agreement may be extended to incorporate other international markets or languages in current markets, which will have attendant URLs, as mutually agreed by the parties or as reasonably updated by Microsoft with successor URLs during the Term.

     Region                   Market                              URL(s)
     ------                   ------                              ------
North America                 US                  http://search.msn.com (English speaking)
                                                  http://busqueda.yupimsn.com/ (Spanish speaking)
                              Canada              http://search.msn.ca (English Speaking)
Non-North America             UK                  http://search.msn.co.uk
                              Germany             http://search.msn.de
                              France              http://search.msn.fr
                              Japan               http://search.msn.co.jp
                              Korea               http://search.msn.co.kr

5.   The following new definitions will be added as follows:

         1.46 "Overture Korea" means Overture Services Yuhan Hoesa, a Korean company.

6.   A new Section 2.5.5 ("Coverage") will be added as follows:

         2.5.5 Korea. The Selected Terms list for Queries rendering to the URL http://search.msn.co.kr will be agreed upon in writing.

7. Section 2.13 ("International Subsidiaries") will be deleted in its entirety and replaced with the following:

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EXECUTION VERSION

         International Subsidiaries. Company may inform Microsoft that a subsidiary that is wholly owned, directly or indirectly, by Company will be responsible for the obligations of Company under this Agreement with respect to the market served by that wholly-owned subsidiary. Any such notification or delegation by Company shall not limit Company's obligations and liabilities to Microsoft under this Agreement, and Company hereby agrees to guarantee all such obligations and liabilities in the relevant market. without limitation of the foregoing, Company has informed Microsoft that (i) Overture Ireland, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in the UK market, the MSN Search Site in Germany, the MSN Search Site in France, (ii) Overture Japan, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in Japan and (iii) Overture Korea, its wholly-owned subsidiary, shall be responsible for Company's obligations relating to the MSN Search Site in Korea.

8.       A new Section 3.2.3.3 will be added as follows:

         3.2.3.3 Korea. For the twelve-month period beginning May 1, 2003 and ending April 30, 2004 ("Guaranteed Phase for MSN Korea"), Company will pay to Microsoft the greater of (i) the Revenue Share Payment for the MSN Search Site in Korea as set forth in
                  Section 3.2.2 and (ii) the Guaranteed Payment for MSN Search Site in Korea (as defined below).

                  For the purposes of this Section 3.2.3.3, "Guaranteed Payment for the MSN Search Site in Korea" means the [*] (not to exceed the maximum in Table 4, column D) from the MSN Search Site in Korea.

                  If Microsoft fails to deliver the Minimum Queries rendering to the URL http://search.msn.co.kr before April 30, 2004, then the Guaranteed Phase for MSN Korea will extend until all such guaranteed Queries are delivered (the "Guaranteed Phase Extension for MSN Korea"). During the Guaranteed Phase Extension for MSN Korea, Company will not be required to make any additional Guaranteed Payments, but Company will continue to be required to make Revenue Share Payments. Once the Guaranteed Phase for MSN Korea has concluded, Company shall pay Microsoft pursuant to Section 3.2.2 for Gross Revenue from the MSN Search Site in Korea.

                                     Table 4
               Guaranteed Payment for the MSN Search Site in Korea

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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
Column A:          Column B:              Column C:                             Column D:
Month               Period                   [*]                                   [*]
--------           --------               --------                              --------
   1              May    2003                [*]                                   [*]
   2              June   2003                [*]                                   [*]
   3              July   2003                [*]                                   [*]
   4              August 2003                [*]                                   [*]
   5              Sept   2003                [*]                                   [*]
   6              Oct    2003                [*]                                   [*]
   7              Nov    2003                [*]                                   [*]
   8              Dec    2003                [*]                                   [*]
   9              Jan    2004                [*]                                   [*]
  10              Feb    2004                [*]                                   [*]
  11              Mar    2004                [*]                                   [*]
  12              April  2004                [*]                                   [*]

9. Section 3.2.4 will be deleted in its entirety and replaced with the following:

         3.2.4    Company will make all payments due to Microsoft per Section
                  3.2.1 and 3.2.2 in U.S. Dollars, or other currency as mutually agreed by the parties within forty-five (45) days after the end of each calendar month. All payments will be accompanied by a statement showing in reasonable detail the basis for the payment(s). Company and Microsoft will mutually agree on whether Company will make a single payment for all amounts due hereunder or separate payments for individual markets. The parties have agreed to make payments in Euros for payments relating to the Germany and France Search Sites, in British Pounds for payments relating to the UK Search Site, in Yen for payments relating to the Japan Search Site and in Won for payments relating to the Korea Search Site.

10. Section 7.2 will be deleted in its entirety and replaced with the following:

         7.2 Microsoft Extension Right. Microsoft may - at its sole discretion and in writing - opt to extend the Main Period Term for two (2) additional two-year periods for one or more markets covered by this Agreement; provided that one of the markets is the U.S (English-speaking). The first option to extend ("First Extension") will allow Microsoft to extend the Main Period Term for a two-year period commencing on January 1, 2005 and continuing until December 31, 2006, provided Microsoft notifies Company in writing on or before September 30, 2004 of its intention to enter into the First Extension. The second option to extend ("Second Extension") will allow Microsoft to extend the Main Period Term for an additional two
                  (2) year period commencing on January 1, 2007 and continuing until December 31, 2008, provided Microsoft notifies Company in writing on or before September 30, 2006 of its intention to enter into the Second Extension. In order for Microsoft to exercise the Second Extension, Microsoft must have exercised the First Extension for the same MSN Search Site(s). If Microsoft elects to extend the Main Period Term according to this Section 7.2, the percentage of revenue Company pays to Microsoft will be determined by Section 3.2.1 and 3.2.2.

Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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EXECUTION VERSION

This Amendment No. 6 amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment No. 6, the Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 6 as of the Amendment No. 6 Effective Date set forth above. All signed copies of this Amendment No. 6 are deemed originals. This Amendment No. 6 does not constitute an offer by either party. This Amendment No. 6 is effective upon execution on behalf of Company and Microsoft by their duly authorized representatives.

MICROSOFT CORPORATION                           OVERTURE SERVICES, INC.
One Microsoft Way                               74 N. Pasadena Avenue, 3rd Floor
Redmond, WA 98052-6399                          Pasadena, CA 91103

By /s/ Richard Chin                             /s/ Todd Tappin
   -----------------------                      -----------------------
(Sign)                                          (Sign)

Richard Chin                                    Todd Tappin
--------------------------                      -----------------------
Name(Print)                                     Name(Print)

Director                                        CFO
--------------------------                      -----------------------
Title                                           Title

Without limiting Company's obligations hereunder, Overture Services Yuhan Hoesa hereby executes this Amendment for purposes of assuming the obligations (subject to the guarantee by Company provided in Section 2.13 of the Agreement) for the Korean market as provided in Section 2.13 of the Agreement.

Overture Services Yuhan Hoesa

By /s/ J. LARCHER
--------------------------
(Sign)

J. Larcher
--------------------------
Name(Print)

Director
--------------------------
Title

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